UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 1, 2017

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)                                 On June 1, 2017, Activision Blizzard, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) in Santa Monica, California.

(b)                                 The following is a brief description of each matter voted on at the Annual Meeting and the manner with respect to which votes were cast with respect to each matter and the number of abstentions and “broker non-votes” with respect to each matter, other than Proposal No. 4, with respect to which there are no broker non-votes.

Proposal No. 1:  The following nine directors were elected to serve one-year terms and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

	For	Against	Abstain	Broker Non-Votes
Robert J. Corti	600,558,710	20,295,228	492,102	47,080,227
Hendrik Hartong III	616,817,477	4,085,832	442,731	47,080,227
Brian G. Kelly	607,253,513	13,590,894	501,633	47,080,227
Robert A. Kotick	611,804,498	9,136,145	405,397	47,080,227
Barry Meyer	617,567,937	3,331,530	446,573	47,080,227
Robert J. Morgado	527,972,395	88,981,820	4,391,825	47,080,227
Peter Nolan	617,502,179	3,400,024	443,837	47,080,227
Casey Wasserman	609,756,622	11,137,365	452,053	47,080,227
Elaine Wynn	605,589,686	15,367,923	388,431	47,080,227

Proposal No. 2:  A non-binding, advisory proposal on the compensation of the Company’s executive officers named in the “Summary Compensation Table” in the Company’s proxy statement for the Annual Meeting, as disclosed in that proxy statement pursuant to Item 402 of Regulation S-K, was approved.

For	Against	Abstain	Broker Non-Votes
369,207,411	249,158,118	2,980,511	47,080,227

Proposal No. 3:  The greatest number of votes were cast in favor of holding future stockholder votes on the Company’s executive compensation every year.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
575,232,231	863,461	44,396,688	853,660	47,080,227

Proposal No. 4:  The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 was ratified.

For	Against	Abstain
655,802,162	11,729,563	894,542

(d)  In light of the vote of its stockholders on Proposal No. 3, the Company intends to hold future advisory stockholder votes on the Company’s executive compensation every year until the next required shareholder vote on the frequency of such votes is held.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2017

ACTIVISION BLIZZARD, INC.

By:	/s/ Jeffrey A. Brown
Jeffrey A. Brown
Senior Vice President, Corporate Secretary and Chief Compliance Officer